Exhibit 10.50
NOVINT TECHNOLOGIES, INC.
AMENDMENT NO. 1 TO
INVESTOR RIGHTS AGREEMENT
THIS AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT (this “Amendment”) is entered into as of March 30, 2007 by and among Novint Technologies, Inc., a Delaware corporation (the “Company”) and the Investors listed on Exhibit A to the Investor Rights Agreement dated as of March 5, 2007 (collectively the “Investors”).
Background. On February 23, 2007, the Company and the Investors entered into the Unit Purchase Agreement and the Agreement whereby, among other things, the Company issued and sold the Common Stock and the Warrants, in the form of Units to the Investors, and the Company agreed, under the terms of the Investor Rights Agreement, to register the Common Stock and Warrant Shares with the Commission on the terms set forth in the Agreement.
The Company has requested, and the Investors have agreed, to amend the Agreement to provide that the Mandatory Registration Date be extended to May 31, 2007.
In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties agree as follows:
Certain Definitions: All terms used in this Amendment, but not defined herein, shall have the meaning ascribed such terms in the Agreement.
1. Mandatory Registration. The Company and the Investors hereby agree that the date for filing the Mandatory Registration shall be May 31, 2007.
(a) The first sentence of Section 1(a) of the Agreement is hereby modified to read in its entirety as follows:
“No later than May 31, 2007, the Company will prepare and file with the SEC a registration statement on Form SB-2 for the purpose of registering (such registration, the “Mandatory Registration”) under the Securities Act all of the Registrable Shares for resale by, and for the account of, the Investors as selling stockholders thereunder (the “Registration Statement”).”

(b) The first sentence of Section 7(a) of the Agreement is hereby modified to read in its entirety as follows:
“If (i) the initial Registration Statement is not filed by the Company with the SEC on or prior to May 31, 2007 (the “Mandatory Registration Date”), (ii) such Registration Statement is not effective on the Mandatory Registration Effective Date, (iii) any Subsequent Registration Statement is not filed by the Mandatory Subsequent Registration Filing Date, or (iv) any Subsequent Registration Statement is not effective on the Mandatory Subsequent Registration Effective Date (each such event a “Registration Failure”), then for each day (w) following the Mandatory Registration Date, (x) following each Mandatory Subsequent Registration Filing Date, (y) following the Mandatory Registration Effective Date, or (z) following each Mandatory Subsequent Registration Effective Date, until but excluding the date the Registration Statement or Subsequent Registration Statement is filed or becomes effective, as applicable, the Company shall, for each such day, pay the Holder with respect to any such failure, as liquidated damages and not as a penalty, an amount equal to 0.0333% of the sum of (i) the purchase amount paid by such Holder (or if such Holder was not an Investor, by the Investor from which the Holder directly or indirectly acquired the Registrable Shares) for its Registrable Shares pursuant to the Unit Subscription Agreement (the “Subscription Payment”) and (ii) amount paid for Underlying Securities held by such Holder (the “Warrant Payment”); and for any such day, such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such day occurs; provided however, that liquidated damages arising from a Registration Failure shall accrue or be payable by the Company only to the extent of the number of Registrable Shares affected by such Registration Failure.”
3. Counterparts. This Amendment may be executed (including by facsimile transmission) with counterpart signature pages or in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
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SIGNATURE PAGE
TO
NOVINT TECHNOLOGIES, INC.
AMENDMENT NO. 1 TO
INVESTOR RIGHTS AGREEMENT
Dated as of March 30, 2007
IF the INVESTOR is an INDIVIDUAL, please complete the following:
IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

Print Name

Signature of Investor

SIGNATURE PAGE
TO
NOVINT TECHNOLOGIES, INC.
AMENDMENT NO. 1 TO
INVESTOR RIGHTS AGREEMENT
Dated as of March 30, 2007
IF the INTERESTS will be held as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY, please complete the following:
IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

Print Name of Purchaser

Signature of a Purchaser

Print Name of Spouse or Other Purchaser

Signature of Spouse or Other Purchaser

SIGNATURE PAGE
TO
NOVINT TECHNOLOGIES, INC.
AMENDMENT NO. 1 TO
INVESTOR RIGHTS AGREEMENT
Dated as of March 30, 2007
IF the INVESTOR is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST or OTHER ENTITY, please complete the following:
IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

Print Full Legal Name of Partnership, Company, Limited Liability Company, Trust or Other Entity

By:

(Authorized Signatory)
Name:

Title:

SIGNATURE PAGE
TO
NOVINT TECHNOLOGIES, INC.
AMENDMENT NO. 1 TO
INVESTOR RIGHTS AGREEMENT
Dated as of March 30, 2007
NOVINT TECHNOLOGIES, INC.

By:

Name:

Title:

Dated: